Exhibit 99.2
EXECUTION COPY
AMENDMENT AGREEMENT
     This amendment agreement (the “Amendment Agreement”) by and between ConocoPhillips (“ConocoPhillips”), a Delaware corporation, and Open Joint Stock Company “Oil Company “LUKOIL” (“Lukoil”), an open joint stock company organised and existing under the laws of the Russian Federation, shall become effective as of July 28, 2010, and shall amend and add the following provisions to the shareholder agreement of September 29, 2004 by and between ConocoPhillips and Lukoil (the “Shareholder Agreement”). Terms not otherwise defined herein shall have the meaning ascribed to them in the Shareholder Agreement.
     1. The following provisions shall be added to the Shareholder Agreement as new Section 2.7:
          (a) Notwithstanding any provision of the Agreement to the contrary, the Shareholder may sell Lukoil Securities pursuant to market transactions on the London Stock Exchange, or if the London Stock Exchange is not the principal trading market for the Lukoil Securities held by the Shareholder, the principal stock exchange or electronic communication network upon which such Lukoil Securities are traded (the “Exchange”), or, subject to the last sentence of this Section 2.7(a), in book built or similar offerings to investors, from time to time, subject only to: (i) the condition that the sale price for such Lukoil Securities shall not be less than (a) prior to September 27, 2010, US$55 (fifty five US Dollars) for each Lukoil Security, or (b) from September 27, 2010 and prior to January 1, 2011, US$53.25 (fifty three and one quarter US Dollars) for each Lukoil Security, (ii) Section 2.7(c) and (iii) the condition that the Shareholder will offer Lukoil an initial opportunity to purchase such Lukoil Securities, as provided in this Section 2.7(a), prior to effecting any such sales. On any market trading day on which the Shareholder intends, on the next market trading day, to sell Lukoil Securities pursuant to market transactions on the Exchange, it will provide, within one hour after the close of the Exchange, notice (the “Shareholder Notice”) of such intention to Lukoil, stating the number of such securities it intends to sell on the next market trading day and the current market trading day’s closing price, such Shareholder Notice to be substantially in the form of Attachment 3 to this Agreement. Lukoil, no less than three hours prior to the opening of the Exchange on the next market trading day, may provide notice to the Shareholder (the “Lukoil Notice”) of its binding commitment to purchase, or to cause one of its Affiliates to purchase, the total amount of Lukoil Securities stated in the Shareholder Notice (the “Sale Securities”) for cash at the preceding trading day’s closing price (the “Lukoil Purchase Price”), such Lukoil Notice to be substantially in the form of Attachment 4 to this Agreement. If Lukoil does not provide such Lukoil Notice by such time, the Shareholder may sell on such market trading day Sale Securities up to the amount listed in the Shareholder Notice in market transactions effected upon the Exchange. The above mechanism of conducting sales of Lukoil Securities pursuant to market transactions on the Exchange shall apply, mutatis mutandis, in respect of the sale of Lukoil Securities in book built or similar offerings to investors subject to the following additional provisions and limitations: (i) the Shareholder Notice shall specify that the Shareholder proposes to effect such a book built or similar offering at a price no less than a specified price no higher than the closing price on the day the Shareholder Notice is issued, (ii) the maximum number of Sale Securities to be sold in such book built or similar offerings shall not exceed five million (5,000,000) Lukoil DRs in each calendar month, (iii) Lukoil shall have the right to deliver the

Lukoil Notice on or before three hours before the opening of the Exchange on the seventh calendar day (or if such day is not a market trading day, the next succeeding market trading day) following the Shareholder Notice (the applicable price being the specified price set forth in the Shareholder Notice), (iv) during the period specified in the immediately preceding subclause (iii), Lukoil agrees to maintain confidentiality regarding the Shareholder Notice and the Shareholder’s intention to sell Lukoil Securities in such a book built or similar offering to investors, except to the extent necessary to obtain financing sources or to the extent that, upon advice of outside counsel, a change in law or Exchange rules requires disclosure, and not to effect, or permit its Affiliates to effect, a book built or similar offering in Lukoil Securities; provided, that if at the time of receipt of the Shareholder Notice, Lukoil or its Affiliates are currently effecting a book built or similar offering in Lukoil Securities, Lukoil shall promptly provide notice of such book built or similar offering to the Shareholder and, unless such notice is also a Lukoil Notice, Shareholder may, in its discretion, withdraw such Shareholder Notice as if such Shareholder Notice had not been delivered, and (v) Shareholder shall, at the written request of Lukoil, refrain from undertaking book built or similar offerings to investors, for one period of sixty (60) consecutive calendar days at Lukoil’s selection during each one-year period starting September 1 of each year; provided, that no such written request may be made prior to September 27, 2010.
          (b) The purchase by Lukoil, or any of its Affiliates, of Sale Securities pursuant to a Lukoil Notice will settle in accordance with standard settlement procedures on the Exchange and in the currency of transactions conducted on the Exchange and the Shareholder shall deliver the Sale Securities free of any claims, liens, encumbrances, security interests, restrictions and adverse claims of any kind or nature whatsoever. A Lukoil Notice shall constitute a representation that Lukoil or its Affiliate is able to lawfully complete the purchase of the Sale Securities referred to in the Shareholder Notice and shall constitute a binding contract for the purchase of such Sale Securities at the Lukoil Purchase Price. Lukoil hereby guarantees the payment of the Lukoil Purchase Price by any of its Affiliates.
          (c) If Lukoil does not provide a Lukoil Notice of its binding commitment to purchase, or cause one of its Affiliates to purchase, such Sale Securities offered to it, any sales by the Shareholder pursuant to Section 2.7(a) will not be made to any Person whom the Shareholder knows then holds (or knows as a result of such sales would hold) five percent (5%) or more of the outstanding Lukoil Securities.
          (d) Shareholder or Lukoil may deliver the Shareholder Notice or the Lukoil Notice, as the case may be, via electronic mail or facsimile, and such notice will be deemed as validly delivered and received as of the time of the electronic mail or confirmation of receipt of the facsimile. Such notices shall be delivered to the addresses set forth below:

If to Lukoil to:	Mr. Leonid Fedun and Mr. Konstantin Kolesnik

Facsimile: (+7 495) 627-4562

E-mail: KolesnikKN@lukoilusa.com

If to the Shareholder to:	Mr. Sid Bassett and Mr. Roger Shirley

Facsimile: 00 44 1 224 535195

E-mail: Sid.Bassett@conocophillips.com
Roger.A.Shirley@conocophillips.com
     2. The parties understand that, prior to the date hereof, the Shareholder has sold Lukoil DRs in market transactions or in book built or similar offerings to investors in the market. All of such sales have been disclosed by ConocoPhillips to Lukoil. The parties disagree about whether such sales were permitted by the Shareholder Agreement. Lukoil, on behalf of itself and all of its subsidiaries, Affiliates, officers, directors, employees, attorneys and agents, hereby waives, to the fullest extent permitted by applicable law, any and all actions, causes of action, claims, allegations, rights, obligations, liabilities, or charges, known or unknown, foreseen or unforeseen, against the Shareholder, ConocoPhillips and their subsidiaries, Affiliates, officers, directors, employees, attorneys and agents, with respect to such sales.
     3. The representations and warranties of Lukoil and ConocoPhillips contained in Sections 7.2 and 7.3, respectively, of the Shareholder Agreement are hereby reconfirmed and apply in full force in connection with, and with respect to, this Amendment Agreement.
     4. Each party agrees that the provisions of Section 9.9(e) of the Shareholder Agreement (“Fast-Track Arbitration”) shall apply with full force and effect to any claim or dispute arising out of or related to this Amendment Agreement.
     5. Springtime Holdings Limited, a Wholly Owned Subsidiary of ConocoPhillips, acknowledges that it is a Shareholder for the purposes of the Shareholder Agreement.
     6. All other terms and provisions of the Shareholder Agreement are unchanged and shall remain in full force and effect, except as modified by this Amendment Agreement.
     7. This Amendment Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed as of July 28, 2010.

ConocoPhillips

By	/s/ Janet Langford Kelly

	Name:	Janet Langford Kelly

	Title:	Senior Vice President, General Counsel

Springtime Holdings Limited

By	/s/ Janet Langford Kelly

	Name:	Janet Langford Kelly

	Title:	Vice President

Open Joint Stock Company “Oil Company “LUKOIL”

By	/s/ Vadim Gluzman

	Name:	Vadim Gluzman

Title:

Attachment 3: Form of Shareholder Notice
      Pursuant to the Shareholder Agreement of September 29, 2004 by and between ConocoPhillips (“ConocoPhillips”), a Delaware corporation, and Open Joint Stock Company “Oil Company “LUKOIL” (“Lukoil”), an open joint stock company organised and existing under the laws of the Russian Federation (as amended, the “Shareholder Agreement”), the Shareholder (as defined in the Shareholder Agreement) hereby provides this Shareholder Notice, offering to sell Lukoil Securities on the following terms:

Date of Shareholder	_____________, ___20___
Notice:

Book Built Offering:	☐ Yes
☐ No

Number of Lukoil Securities offered to be Sold:	_____________depositary receipts

Lukoil Purchase Price (per share):	$

Total Purchase Price:	$

Date of Sale:	_____________, ___20___

If a Book Built Offering, the seventh calendar day (or if such day is not a market trading day, the next succeeding market trading day) from the Date of Shareholder Notice.

If not a book built offering, the next succeeding market trading day.

Time of Lukoil Notice Delivery:	05:00 [British Summer Time][Greenwich Mean Time], _____________, ___20___
     If Lukoil elects (directly or by an Affiliate) to purchase the Lukoil Securities offered pursuant to this Shareholder Notice, the total purchase price of $[ ] shall be made in immediately available funds to the following bank account of Shareholder:
[Bank Account Information]

          IN WITNESS WHEREOF, the Shareholder has caused this Shareholder Notice to be delivered by 17:30 [British Summer Time][Greenwich Mean Time] on the date specified above.

On behalf of Shareholder

By

Name:

Title:

Attachment 4: Form of Lukoil Notice
     Pursuant to the Shareholder Agreement of September 29, 2004 by and between ConocoPhillips (“ConocoPhillips”), a Delaware corporation, and Open Joint Stock Company “Oil Company “LUKOIL” (“Lukoil”), an open joint stock company organised and existing under the laws of the Russian Federation (as amended, the “Shareholder Agreement”), Lukoil hereby provides this Lukoil Notice, confirming the purchase, by its Affiliate, of [ ] Lukoil Securities, pursuant to the Shareholder Notice (as defined in the Shareholder Agreement), dated [ ], [ ] 20_.
     This Lukoil Notice constitutes an irrevocable commitment to purchase [ ] Lukoil Securities at a total purchase price of $[ ], to be paid in immediately available funds to the account specified in the Shareholder Notice. Upon receipt of such payment, the Shareholder (as defined in the Shareholder Agreement) shall deliver the Lukoil Securities to the following account of Lukoil’s Affiliate:
[ ]
          IN WITNESS WHEREOF, Lukoil has caused this Lukoil Notice to be delivered by 05:00 [British Summer Time][Greenwich Mean Time], [ ], [ ] 20_.

Open Joint Stock Company “Oil Company “LUKOIL”

By

Name:

Title: